                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
                        Series 1998-5 and Series 1998-6)
           -----------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

        United States                         33-40006                        22-2382028
------------------------------        ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

802 Delaware Avenue, Wilmington, Delaware                          119801
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (302)575-5050


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Item 5.  Other Events:


         On or about March 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of
New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4, Series 1997-5,
Series 1998-2, Series 1998-3, Series 1998-5 and Series 1998-6 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.1 to this Current Report on Form 8-K.

                  On or about April 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4, Series 1997-5,
Series 1998-2, Series 1998-3, Series 1998-5 and Series 1998-6 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.2 to this Current Report on Form 8-K.

                  On or about May 17, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4, Series 1997-5,
Series 1998-2, Series 1998-3, Series 1998-5 and Series 1998-6 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.3 to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       ---------------

               20.1 Monthly Reports with respect to the March 15, 1999 distribution
               20.2 Monthly Reports with respect to the April 15, 1999 distribution
               20.3 Monthly Reports with respect to the May 17, 1999 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 16, 1999

                                             The Chase Manhattan Bank,
                                             as Servicer


                                             By:  /s/ Patrick Margey
                                             -----------------------------------
                                             Name:    Patrick Margey
                                             Title:   Vice President



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                          INDEX TO EXHIBITS
                          -----------------

Exhibit No.               Description
-----------               -----------
20.1                      Monthly Reports with respect to the March 15, 1999
                          distribution

20.2 Monthly Reports with respect to the April 15, 1999 distribution


20.3 Monthly Reports with respect to the May 17, 1999 distribution